Exhibit 10.1

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                  EXECUTION COPY
                              ACQUISITION AGREEMENT

     THIS ACQUISITION AGREEMENT (this "Agreement") is effective as of September 25, 2002 (the "Effective Date") between EarthLink, Inc., a Delaware corporation ("EarthLink"), GoAmerica, Inc., a Delaware corporation ("Parent"), and GoAmerica Communications Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("Sub", and together with Parent, "GoAmerica").

                                    RECITALS

     Parent and Sub are the owners of all right, title and interest in and to the assets described in Exhibit A hereto, which include GoAmerica's subscriber base, among other assets (the "Transferred Assets"), which are used in or related to GoAmerica's wireless data service provider business (the "Business"). GoAmerica desires to sell and assign the Transferred Assets to EarthLink and EarthLink desires to purchase from GoAmerica the Transferred Assets, all on the terms and subject to the conditions set forth in this Agreement.

     In connection with this Agreement and as elements of an overall strategic relationship, the parties will simultaneously enter into (i) a bilateral Sales Agent Agreement, pursuant to which each party will serve as a sales agent for certain of the products and services of the other party, (ii) a Technology Development Agreement, pursuant to which the parties will develop certain technologies for use in the wireless data services business, (iii) a License Agreement, pursuant to which the GoAmerica will license to EarthLink certain software and other technologies required by EarthLink to service the Transferred Assets, and (iv) an Escrow Agreement, which defines EarthLink's rights to access the source code for certain of the licensed software. This Agreement, together with the Sales Agent Agreement, the Technology Development Agreement, the License Agreement and the Escrow Agreement are referred to collectively as the "Related Agreements." The Parties agree that the Related Agreements collectively represent an integrated transaction and that none of the Related Agreements would have been executed but for the execution of the others. Thus, the Parties agree that the consideration provided for each of the Related Agreements is consideration provided in exchange for the Parties' duties and obligations under all of the Related Agreements and that such consideration is full and fair consideration for each of the Parties' duties and obligations under all of the Related Agreements.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Related Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

1. DEFINITIONS. The following terms shall have the following meanings in this Agreement.

     "Bounty" means the amount that EarthLink will pay GoAmerica for each Qualified Subscriber provided by GoAmerica, which is described as the Applicable Bounty per Qualified Subscriber on Exhibit A.

     "CDPD Subscriber Transition End Date" means the date on which the transfer of CDPD platform-based Subscribers from GoAmerica's systems onto EarthLink's systems is completed and EarthLink begins to provide wireless services to such Subscribers.

     "EarthLink Service" means EarthLink's mobile wireless service, regardless of technology.

     "Final Subscriber Transition End Date" means the date on which the final transfer of CDPD platform-based Subscribers and Non-CDPD platform-based Subscribers from GoAmerica's systems onto EarthLink's systems is completed and EarthLink begins to provide wireless services to such Subscribers.

     "Non-CDPD Subscriber Transition End Date" means the date on which the transfer of Non-CDPD platform-based Subscribers from GoAmerica's systems onto EarthLink's systems is completed and EarthLink begins to provide wireless services to such Subscribers.

     "Opt-out Date" means the date between the Effective Date and the Subscriber Transition Commencement Date specified in GoAmerica's notice to Subscribers as described in Section 2.1.2 of this Agreement, which date shall be October 5, 2002 or such other date as the parties may agree in writing.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any governmental body.

     "Qualified Subscriber" means a Subscriber whose account is transferred to EarthLink pursuant to this Agreement or who, within the first six (6) months following the Effective Date, becomes an EarthLink Service customer, and in each case pays EarthLink for two (2) consecutive months of EarthLink Service.

     "Subscriber" means any Person billed by GoAmerica that gains access to any Internet-related services through the cellular or similar protocols.

     "Subscriber Transition Commencement Date" means the date on which the transfer of Subscribers from GoAmerica's system onto EarthLink's system begins, which date shall be October 8, 2002 or such other date as the parties may agree in writing.


CONFIDENTIAL                            2                  ACQUISITION AGREEMENT

     "Subject Transaction" means a transaction or a series of related transactions with a third party undertaken in any form whatsoever, which if consummated, would result in any of the following: (a) the shareholders of either Parent or Sub would not own (immediately following the consummation of such transaction or series of related transactions) at least [**]% of the total voting power represented by the outstanding voting equity securities of Parent or Sub respectively, or (b) the sale of any asset, including without limitation, the Licensed Software and Server Software as defined in the License Agreement, whether alone or in combination with any other assets, that is significant to GoAmerica's business or would be, if the asset were owned by EarthLink, significant to EarthLink's business.

     "Transferred Assets" means the assets set forth in Exhibit A.

     "Transition Period" means the period between the Effective Date and the Final Subscriber Transition End Date.

2. DUTIES AND OBLIGATIONS OF THE PARTIES.

     2.1 Duties and Obligations of GoAmerica. In connection with this Agreement, GoAmerica shall have the following duties and obligations:

          2.1.1 Notification Email and Opt-out Provision. On September 28, 2002, GoAmerica will send an e-mail to all Subscribers notifying all Subscribers that
(a) GoAmerica is in the process of selling its accounts to EarthLink, (b) GoAmerica will terminate service to all Subscribers as of the applicable transfer date described below in Section 2.1.3, (c) each Subscriber will have the opportunity to opt out of the transfer of the Subscriber's account to EarthLink by notifying GoAmerica by means of a specified procedure on or before the Opt-out Date, (d) each Subscriber who opts out on or before the transfer will need to find a wireless service provider other than GoAmerica, (e) the accounts of all Subscribers who do not opt out on or before the Opt-out Date will be transferred to EarthLink, (f) each Subscriber will be given an opportunity to review EarthLink's Internet Service Agreement by means of a hyperlink to such agreement prominently displayed in the e-mail, (g) unless a Subscriber opts out of the transfer, each Subscriber shall be deemed to be bound by the terms and conditions of the EarthLink Internet Services Agreement. GoAmerica shall submit this email to EarthLink for its prior approval and comment prior to transmitting it to the Subscribers.

          2.1.2 Opt-out Follow Up. Two (2) days before the Opt-out Date, GoAmerica shall send a follow-up e-mail to all Subscribers with substantially the same content as the e-mail referred to in Section 2.1.1 above. GoAmerica shall submit this email to EarthLink for its prior approval and comment prior to transmitting it to the Subscribers.

          2.1.3 Transfer of Transferred Assets.

               (a) CDPD Platform-based Subscribers. On September 27, 2002, GoAmerica shall deliver to EarthLink a database, in a form and containing data in the form attached as Exhibit B, an electronic database of customer information related to GoAmerica's CDPD platform-based Subscribers. EarthLink shall have two (2) business days to verify the


CONFIDENTIAL                            3                  ACQUISITION AGREEMENT
contents and form of the database and accept or reject the database. If after such review, EarthLink notifies GoAmerica that EarthLink has accepted the database, then the CDPD platform-based Subscribers shall be transferred to EarthLink, free and clear of any third party claim, interest or encumbrance, as of October 8, 2002 (subject to Section 2.1.13 with respect to the [**] CDPD Subscribers). If EarthLink promptly notifies GoAmerica of all specific deficiencies in the database that causes EarthLink to reasonably reject the database, then GoAmerica shall have two (2) business days to correct such deficiency or deficiencies and resubmit the database to EarthLink for another two (2) business day verification process. This process shall be repeated, and the date on which the Subscribers are transferred appropriately delayed, until EarthLink accepts the database; however, if EarthLink rejects the database two
(2) or more times, EarthLink may unilaterally terminate this Agreement and all other Related Agreements without any liability whatsoever.

               (b) Non-CDPD Platform-based Subscribers. On or before October 26, 2002, GoAmerica shall deliver to EarthLink a database, in a form and containing data in the form attached as Exhibit B, an electronic database of customer information related to GoAmerica's non-CDPD platform-based Subscribers. EarthLink shall have two (2) business days to verify the contents and form of the database and accept or reject the database. If after such review, EarthLink notifies GoAmerica that EarthLink has accepted the database, then the non-CDPD platform-based Subscribers shall be transferred to EarthLink, free and clear of any third party claim, interest or encumbrance, as of November 1, 2002. If EarthLink promptly notifies GoAmerica of all specific deficiencies in the database that causes EarthLink to reasonably reject the database, then GoAmerica shall have two (2) business days to correct such deficiencies and resubmit the database to EarthLink for another two (2) business day verification process. This process shall be repeated, and, if necessary, the date on which the Subscribers are transferred appropriately delayed, until EarthLink accepts the database; however, if EarthLink rejects the database 2 or more times, EarthLink may unilaterally terminate this Agreement and all other Related Agreements without any liability whatsoever. In such event EarthLink and GoAmerica shall work together diligently and in good faith to unwind any Subscriber transfers and other asset transfers that may have previously occurred, and each party shall promptly reimburse to the other party any and all amounts paid by the other party in connection with this Agreement and any of the other Related Agreements.

               (c) [**] Credit. Immediately following the Effective Date, GoAmerica shall exert best efforts to cause its [**] Dollars ($[**]) credit with [**] (the "[**] Credit") to be transferred in full to EarthLink for EarthLink's benefit.

          2.1.4 Forward Subscribers Email. GoAmerica will forward each Subscriber's e-mail for a period of ninety (90) days after the CDPD Subscriber Transition End Date or Non-CDPD Subscriber Transition End Date, respectively, to such Subscriber's new EarthLink e-mail address. GoAmerica will also include in such e-mail other text requested by EarthLink that is mutually agreed-upon by the parties.

          2.1.5 Operation of the Business During the Transition Period. Except as expressly permitted or required hereby, at all times during the Transition Period, GoAmerica will continue to operate the Business in the ordinary course consistent with past practice (including,


CONFIDENTIAL                            4                  ACQUISITION AGREEMENT
without limitation, with regard to billing and collection practices and efforts to retain existing Subscribers, but not necessarily to obtain new Subscribers) and will not engage in any practice, take any action, embark on any course of action or enter into any transaction that would have an adverse effect on the Transferred Assets or GoAmerica's ability to perform its obligations under this Agreement or any of the other Related Agreements. During the Transition Period GoAmerica will take all actions necessary to effectuate a transfer of the Transferred Assets and will not: (a) sell, lease, license or otherwise dispose of any of the Transferred Assets; (b) suffer or permit any encumbrance to arise or be granted or created against or upon any of the Transferred Assets; (c) sell, assign, pledge, mortgage or otherwise transfer, or suffer any damage, destruction or loss (whether or not covered by insurance) to, any of the Transferred Assets; (d) amend, terminate or fail to renew any contract (including, without limitation, any Subscriber contracts), agreement, lease, franchise, license or other agreement directly relating to the Transferred Assets without first obtaining the prior written consent of EarthLink; (e) waive any accounts receivable or outstanding bills, discount future bills or provide any services without payment relating to the Transferred Assets; (f) enter into any credit arrangement or assume any debt obligation directly relating to the Transferred Assets; (g) enter into any transaction or agreement relating to the Business that could reasonably be expected to have a material adverse effect on the Transferred Assets; or (h) agree or commit to do any of the foregoing. Until the Final Subscriber Transition End Date, GoAmerica will continue to provide support services to all Subscribers consistent with its existing services, including handling inquiries about the transition.

          2.1.6 Performance of Certain Obligations.

               (a) During the period prior to and for six (6) months after the Final Subscriber Transition End Date, GoAmerica shall perform in full all obligations and agreements existing between GoAmerica and any third party that are not assumed by EarthLink in writing and which relate to the Transferred Assets.

               (b) GoAmerica shall fully extinguish any indebtedness owing by GoAmerica to any third party that is not assumed by EarthLink in writing and which any way is related to the Transferred Assets

               (c) Prior to and during the six (6) months following the Final Subscriber Transition End Date, GoAmerica shall not commence any voluntary bankruptcy proceeding and shall oppose any involuntary bankruptcy proceeding commenced against it.

          2.1.7 Notice of Developments. During the Transition Period, GoAmerica will give prompt written notice to EarthLink of any material development affecting the Business and/or the Transferred Assets (including, without limitation, the Subscriber accounts).

          2.1.8 Access. At all times during the Transition Period, GoAmerica will provide representatives of EarthLink with reasonable access to the personnel, officers, agents, employees, assets (including, without limitation, the Transferred Assets and any other assets used in the operation of the Business relating to the Transferred Assets), properties, titles, contracts (including, without limitation, Subscriber contracts), books, records (including, without limitation, tax records), files and documents (including, without limitation, financial, tax basis,


CONFIDENTIAL                            5                  ACQUISITION AGREEMENT
budget projections, auditors' work papers and such other information as EarthLink may reasonably request), customers, suppliers, legal counsel, independent auditors and other representatives.

          2.1.9 Taxes. GoAmerica shall be responsible for and shall pay when due and discharge all taxes associated with its sale of the Transferred Assets and all amounts that EarthLink pays to GoAmerica pursuant to any of the Related Agreements Assets (including, without limitation, transfer taxes, bulk sales taxes, taxes on GoAmerica's income and other similar taxes).

          2.1.10 Expenses. GoAmerica shall promptly discharge all liabilities incurred by GoAmerica relating to the Transferred Assets.

          2.1.11 Further Assurances. GoAmerica shall execute and deliver such documents necessary to convey, grant, assign, transfer and deliver to EarthLink and its successors and assigns, free and clear of any and all liens, claims, charges and encumbrances, all of GoAmerica's right, title and interest in and to the Transferred Assets.

          2.1.12 Consents. GoAmerica shall obtain all consents necessary for the execution, delivery and performance of this Agreement unless waived by EarthLink in writing.

          2.1.13 [**] Subscribers. GoAmerica and EarthLink shall each use commercially reasonable efforts to develop a Subscriber transition plan with [**]for the timely, efficient transfer of the [**] CDPD Subscriber base (as set forth on Exhibit A), on or before November 1, 2002, for which [**] is a reseller for GoAmerica. The Parties agree that [**] refusal or failure to agree to a transition plan shall not be deemed a breach of this Agreement by GoAmerica.

          2.1.14 CDPD Agreements. GoAmerica shall be responsible for all liabilities associated with all CDPD cellular provider agreements that EarthLink elects to discontinue by giving GoAmerica written notice no later than October 1, 2002.

          2.1.15 Non-CDPD Agreements. GoAmerica shall be responsible for all liabilities associated with all Non-CDPD cellular provider agreements that EarthLink elects to discontinue by giving GoAmerica written notice no later than October 30, 2002.

          2.1.16 Assistance.

               (a) Subscriber Transfers. GoAmerica shall exert reasonable best efforts to ensure the successful transfer of Subscribers to EarthLink. GoAmerica understands that EarthLink will treat each sub-category of Subscribers (as described in Exhibit A) independently and will use differing methods to attempt to convert the Subscribers to EarthLink's service, and further understands that EarthLink's methods (including usage plans and related pricing) may discourage certain Subscribers from becoming Qualified Subscribers. GoAmerica understands that the conversion of the Subscribers from GoAmerica's service to EarthLink's service may include a reasonable hardware cost for the Subscribers, which cost shall been borne by either or both of the Subscriber and EarthLink; however, EarthLink shall offer the hardware to the Subscribers at or less than the prevailing retail price.


CONFIDENTIAL                            6                  ACQUISITION AGREEMENT

               (b) Agreements. GoAmerica shall exert best efforts to cause the assignment to EarthLink of third-party agreements related to the Transferred Assets for which EarthLink requests assignment.

          2.1.17 Reimbursement. GoAmerica shall reimburse EarthLink the respective Applicable Bounty per Qualified Subscriber (as described in Exhibit
A) for any Qualified Subscriber who terminates the EarthLink Service within the first three months of becoming a Qualified Subscriber and who within six (6) months of such termination becomes a customer of any of GoAmerica's services that are substantially similar to the EarthLink service(s) for which such Subscriber was a Qualified Subscriber. GoAmerica also agrees to credit fees for any Subscribers that (a) chargeback or receive credit for service within the first three months after they have become Qualified Subscribers and (b) have zero usage on such account during the aforementioned period. GoAmerica understands that EarthLink will use commercially reasonable efforts to find price points for the Subscribers that match the GoAmerica service offerings for which the Subscribers were customers; however, EarthLink reserves the right to increase, or lower, the monthly service price. Notwithstanding the foregoing, EarthLink will not increase the monthly service price for the Subscriber during the first two (2) pay periods during which a Subscriber becomes an EarthLink subscriber.

     2.2 Duties and Obligations of EarthLink. In connection with this Agreement, EarthLink shall have the following duties and obligations:

          2.2.1 Payment. EarthLink shall pay GoAmerica the Applicable Bounty per Qualified Subscriber (described in Exhibit A) for each of GoAmerica's Subscribers that becomes a Qualified Subscriber. The total Bounty shall be paid as follows:

               (a) First Payment. Upon EarthLink's acceptance of the CDPD platform-related database per Section 2.1.3(a) EarthLink shall pay [**] Dollars ($[**]), which represents prepaid fees of [**] Dollars ($[**]) for CDPD platform-based Subscribers and [**] Dollars ($[**]) for Non-CDPD platform-based Subscribers by wire transfer of funds to GoAmerica's account the instructions for which GoAmerica must provide to EarthLink in writing before such wire transfer hereto (the "GoAmerica Account").

               (b) Second and Third Payments. EarthLink shall determine the number of actual Qualified Subscribers after two monthly billing cycles following each of the transfers of the (i) CDPD platform-based Subscribers (except for the [**] CDPD Subscribers) per Section 2.1.3(a) (the "CDPD Determination") and (ii) non-CDPD platform-based Subscribers (including any [**] CDPD Subscribers per Section 2.1.13) per Section 2.1.3(b) (the "Non-CDPD Determination"). Promptly after the CDPD Determination, EarthLink shall pay the total net amount of Bounties due for the CDPD platform-based Subscribers less [**] Dollars ($[**]by wire transfer to the GoAmerica Account. Promptly after the Non-CDPD Determination, EarthLink shall pay the total net amount of Bounties due for the Non-CDPD platform-based Subscribers and any [**] CDPD Subscribers less [**] Dollars ($[**]) by wire transfer to the GoAmerica Account.

               (c) [**] Credit Payment. Upon receipt by EarthLink of written confirmation from [**]of the transfer of the full [**] Credit in accordance with
Section 2.1.3(c),


CONFIDENTIAL                            7                  ACQUISITION AGREEMENT

EarthLink shall pay GoAmerica [**] Dollars ($[**]) by wire transfer to the GoAmerica Account. However, if [**] does not transfer the [**] Credit to EarthLink within [**] days after the Effective Date, GoAmerica agrees to procure for EarthLink [**] 1xRTT cards, at GoAmerica's expense except for shipping costs, with a value of $[**] per 1xRTT card.

               (d) Right to Setoff. Either party (the "Offsetting Party") shall have the right to set off against payment due to the other party hereunder any amounts that the other party then owes to the Offsetting Party, including, without limitation, any amounts subject to an indemnifiable claim, whether arising out of this Agreement or any of the Related Agreements. Prior to exercising this right, the Offsetting Party, through a vice president or higher officer, shall first attempt, in good faith, to resolve the matter giving rise to setoff to the satisfaction of both parties with a vice president or higher officer of the other party, but is not obligated to do so for more than [**] business days after the Offsetting Party notifies the other party of its offset right.

               (e) Maintenance of Records; Audit. EarthLink will maintain proper books and records so as to allow for the verification of amounts paid or owed to GoAmerica. During the one hundred twenty (120) day period following the Final Subscriber Transition End Date, GoAmerica will have a one time right to audit and analyze the EarthLink's records solely as they relate to payments due GoAmerica hereunder and to ensure compliance with all payment terms of this Agreement. Unless agreed to otherwise in writing by the Parties, such audit will be conducted during the usual business hours and at EarthLink's place of business. The audited books and records as well as the results of any such audit will be considered Confidential Information as set forth in this Agreement. GoAmerica will bear the costs and expenses of the audit. In the event such an examination discloses that EarthLink owes GoAmerica an amount that is five percent (5%) or more than the fees actually paid, in addition to paying any additional amount which such audit may show is owed, EarthLink shall pay all costs reasonably incurred by GoAmerica in connection with the audit.

          2.2.2 Notification Email Support. EarthLink shall cooperate in the preparation of the e-mail notices contemplated in Sections 2.1.1 and 2.1.2 above, including, without limitation, providing GoAmerica with any requested text, providing GoAmerica with relevant information requested by GoAmerica and answering any questions of GoAmerica with respect to such notices.

          2.2.3 Additional Duties and Obligations of EarthLink. EarthLink shall provide all wireless access, billing, customer support, and technical support to the transferred Subscribers including without limitation, the Browser Only Subscribers (as defined in the Sales Agent Agreement), as of the first date that EarthLink begins billing such Subscribers. EarthLink shall remit to GoAmerica on a monthly basis any Subscriber fees owed to GoAmerica received by EarthLink that relate to any period prior to the date EarthLink begins to bill the Subscribers for EarthLink's account. GoAmerica shall remit to EarthLink on a monthly basis any fees owed to EarthLink received by GoAmerica that relate to any period after the date EarthLink begins to bill the Subscribers for EarthLink's account. From and after the Effective Date, EarthLink shall use its regular business practices in collecting any amounts from any Qualified Subscriber that are due GoAmerica.


CONFIDENTIAL                            8                  ACQUISITION AGREEMENT

     2.3 Press Release. Neither party shall issue a press release or similar public announcement of any kind regarding this Agreement without the prior written approval of the other party except as required by securities law.

3. REPRESENTATIONS AND WARRANTIES.

     3.1 Representations and Warranties of GoAmerica. Parent and Sub, jointly and severally, represent and warrant to EarthLink as follows:

          3.1.1 Due Organization. Each of Parent and Sub is a corporation duly organized, validly existing, and in good standing under the laws of the state of incorporation, and has full corporate power and authority to own and lease its properties and assets and to carry on its business as now conducted. Each of Parent and Sub is qualified to do business in all other jurisdictions where such qualification would be required as a result of Parent's and/or Sub's ownership and operation of the Business and the Transferred Assets, except where the failure to be so qualified does not and could not reasonably be expected to have a material adverse effect on the Business or the Transferred Assets.

          3.1.2 Due Authorization. Each of Parent and Sub has full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of GoAmerica and no other corporate proceedings on the part of GoAmerica are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Sub and constitutes the valid and binding obligation of them, enforceable in accordance with its terms, except to the extent that enforceability may be limited by laws affecting creditors' rights and debtors' obligations generally, and legal limitations relating to remedies of specific performance and injunctive and other forms of equitable relief (the "Equitable Exceptions"). The execution, delivery, and performance of this Agreement (as well as any other instruments, agreements, certificates, or other documents contemplated hereby) by Parent and Sub, do not (i) violate any statues, laws, rules, ordinances or any court order of governmental body requirement applicable to Parent or Sub, or the property of Parent or Sub, (ii) violate or conflict with, or permit the cancellation of, or constitute a default under, any material agreement to which Parent or Sub is a party, or by which Parent or Sub or any of their property is bound, (iii) permit the acceleration of the maturity of any material indebtedness of, or indebtedness secured by the property of Parent or Sub which will not be paid in full as of the date of this Agreement, (iv) violate or conflict with any provision of the charter or bylaws of Parent or Sub or (v) require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any governmental body or other third party.

          3.1.3 Transferred Assets. Parent and Sub have full and unrestricted legal title to the Transferred Assets and all revenue generated by the Transferred Assets, in each case free and clear of any and all liens, claims, revenue sharing or referral fees, charges, encumbrances or restrictions of any kind, and upon EarthLink's receipt of the Transferred Assets, EarthLink shall own the Transferred Assets, free and clear of any liens, claims, charges, encumbrances or


CONFIDENTIAL                            9                  ACQUISITION AGREEMENT
restrictions of any kind. All the information relating to the Transferred Assets set forth on Exhibit A is true and accurate in all material respects.

          3.1.4 Claims. There are no claims, actions, suits, proceedings, or investigations pending or, to the best knowledge and belief of Parent and Sub, threatened against or affecting Parent or Sub and relating to the Business or any of the Transferred Assets, at law or in equity, before or by any court, municipality or other governmental body which, if adversely determined, could individually or in the aggregate have a material adverse effect on the Transferred Assets or the Business. Neither Parent nor Sub has been and neither is now, subject to any court order, stipulation, or consent of or with any court or governmental body related to the Transferred Assets. No inquiry, action or proceeding has been instituted or, to the best knowledge of Parent and Sub, threatened or asserted against Parent or Sub to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof. To the best knowledge of Parent and Sub, there is no basis for any such valid claim or action.

     3.2 Representations and Warranties of EarthLink. EarthLink represents and warrants to GoAmerica as follows:

          3.2.1 Due Organization. EarthLink is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and has full corporate power and authority to carry on its business as now conducted.

          3.2.2 Due Authorization. EarthLink has full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by EarthLink and constitutes the valid and binding obligations of EarthLink, enforceable in accordance with its terms, except to the extent that enforceability may be limited by the Equitable Exceptions.

          3.2.3 Claims. There are no claims, actions suits, proceedings, or investigations pending or, to the best knowledge and belief of EarthLink, threatened against or affecting EarthLink and relating to any EarthLink Service, at law or in equity, before or by any court, municipality or other governmental body which, if adversely determined, could individually or in the aggregate have a material adverse effect on the Transferred Assets. No inquiry, action or proceeding has been instituted or, to the best knowledge, threatened or asserted against EarthLink to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof. To the best knowledge of EarthLink, there is no basis for any such valid claim or action.

4. RESTRICTIVE COVENANTS.

     4.1 GoAmerica. Except in the event of termination of this Agreement due to an uncured material breach by EarthLink, for a period of [**] years after the Final Subscriber Transition End Date, GoAmerica shall not, either individually, or in partnership or jointly or in conjunction with any Person as principal, agent, employee or shareholder or in any other manner whatsoever:


CONFIDENTIAL                           10                  ACQUISITION AGREEMENT

          4.1.1 knowingly contact or solicit any Qualified Subscribers or other customers of EarthLink (directly or indirectly) for the purpose of diverting any existing or future business of such Qualified Subscribers to a competing service offered by GoAmerica, [**] or any of their affiliates or subsidiaries, provided however, (i) [**] divisions, which are not in substantially the same business as [**], shall not be considered affiliates or subsidiaries of [**] for purposes of this Section 4.1.1 and (ii) GoAmerica shall not be restricted from contacting or soliciting any Browser Only Subscribers (as defined in Sales Agent Agreement) that are transferred back to GoAmerica under Section 9.3 of the Sales Agent Agreement; or

          4.1.2 contact or solicit any employees or direct or indirect distribution channels, strategic alliances or technical joint venturers or similar business associates of, or vendors to, EarthLink (directly or indirectly) for the purpose of causing, inviting or encouraging any such employee or third party to alter or terminate his, her or its employment or business relationship with EarthLink; or

          4.1.3 willfully make any public statement or perform or do any other act prejudicial or injurious to the reputation or goodwill of EarthLink or otherwise interfere with the business of EarthLink or any of its affiliates; or

          4.1.4 take any action that is primarily designed or intended to have the effect of discouraging any Subscriber, lessor, licensor, customer, supplier, or other business associate of GoAmerica from maintaining the same business relations with EarthLink (or to another Person at the direction of EarthLink) after the date hereof as it maintained with GoAmerica prior to the date hereof with respect to the Transferred Assets; or

          4.1.5 offer or solicit business relating to the Transferred Assets.

     4.2 EarthLink. Except in the event (i) of any termination of this Agreement by EarthLink (provided such termination may not be caused by the termination of any of the Related Agreements by EarthLink for convenience), (ii) termination of any of the Related Agreements by EarthLink due to an uncured material breach of GoAmerica, or (iii) in the event GoAmerica terminates the Sales Agent Agreement for convenience, for a period of [**] years after the Final Subscriber Transition End Date, EarthLink shall not:

          4.2.1 without GoAmerica's prior written consent, contact or solicit any employees or direct or indirect distribution channels, strategic alliances or technical joint venturers or similar business associates of, or vendors to, GoAmerica (directly or indirectly) for the purpose of causing, inviting or encouraging any such employee or third party to alter or terminate his, her or its employment or business relationship with GoAmerica;

          4.2.2 make any public statement or perform or do any other act prejudicial or injurious to the reputation or goodwill of GoAmerica or otherwise interfere with the business of GoAmerica or any of its affiliates; or

          4.2.3 license or create alone or with [**], a browser substantially the same as the Go.Web browser, provided however, this Section 4.2.3 will not restrict EarthLink (i) from


CONFIDENTIAL                           11                  ACQUISITION AGREEMENT
including third party browsers in EarthLink's product offerings (e.g., the [**] wireless platform product includes a third party browser) or (ii) in the event GoAmerica does not support a platform or network.

5. CONFIDENTIALITY. Except as otherwise provided in this Agreement, GoAmerica and EarthLink each agree that all information communicated to one by the other or the other's affiliates, whether before or after the Effective Date, will be received in strict confidence, will be used only for purposes of this Agreement and will not be disclosed by the recipient party, its agents, subcontractors or employees without the prior written consent of the other party. Each party agrees to take all reasonable precautions to prevent the disclosure to outside parties of such information, including, without limitation, the terms of this Agreement, except as required by legal, accounting or regulatory requirements. The provisions of this Section shall survive the expiration or termination of this Agreement for any reason.

6. LIABILITY AND INDEMNIFICATION.

     6.1 No Assumption of Liabilities. Except as expressly provided for in this Agreement, EarthLink shall not be deemed to have assumed and shall not be liable for, and GoAmerica shall retain and remain responsible for, all of GoAmerica's and the Business's debts, liabilities and obligations of any nature whatsoever including, without limitation, all prepaid accounts, all contracts, capital leases, operating leases and Subscriber credits and/or refunds, whether accrued, absolute or contingent, whether known or unknown, whether due or to become due and whether related to the Transferred Assets or otherwise, and regardless of when asserted.

     6.2 Indemnification.

          6.2.1 GoAmerica. GoAmerica agrees to indemnify and hold harmless EarthLink, and each officer, director, and affiliate of EarthLink, including without limitation any successor of EarthLink (collectively, the "EarthLink Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorneys' fees and expenses incurred in connection with any litigation or proceeding) (collectively, the "EarthLink Indemnifiable Costs"), which any of the EarthLink Indemnified Parties may sustain, or to which any of the EarthLink Indemnified Parties may be subjected, arising out of (a) any material misrepresentation, breach or default by GoAmerica of or under any of the representations, covenants, agreements or other provisions of this Agreement or any of the Related Agreements or document executed in connection herewith; (b) any noncompliance with the provisions of any applicable bulk sales law or regulation; or (c) GoAmerica's conduct of its business and/or the actions and/or inactions of GoAmerica or its affiliates. Notwithstanding the foregoing, EarthLink shall not seek indemnification from GoAmerica until and unless the total of all EarthLink Indemnifiable Costs equal or exceeds $5,000 in the aggregate, after which time GoAmerica shall be liable for all EarthLink Indemnifiable Costs including the first $5,000 thereof.

          6.2.2 EarthLink. EarthLink agrees to indemnify and hold harmless GoAmerica, and each officer, director, and affiliate of GoAmerica, including without limitation or any successor of GoAmerica (collectively, the "GoAmerica Indemnified Parties") from and against


CONFIDENTIAL                           12                  ACQUISITION AGREEMENT
any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs and expenses (including court costs and reasonable attorneys' fees and expenses incurred in connection with any litigation or proceeding) (collectively, the "GoAmerica Indemnifiable Costs"), which any of the GoAmerica Indemnified Parties may sustain, or to which any of the GoAmerica Indemnified Parties may be subjected, arising out of (a) any material misrepresentation, breach or default by EarthLink of or under any of the representations, covenants, agreements or other provisions of this Agreement or any of the Related Agreements or document executed in connection herewith; or (b) the conduct of EarthLink's business as it directly relates to the transferred Subscribers. Notwithstanding the foregoing, GoAmerica shall not seek indemnification from EarthLink until and unless the total of all GoAmerica Indemnifiable Costs equal or exceeds $5,000 in the aggregate, after which time EarthLink shall be liable for all GoAmerica Indemnifiable Costs including the first $5,000 thereof.

7. RIGHT OF FIRST REFUSAL.

     7.1 At such time as GoAmerica commences bona fide discussions with another entity, or group of related entities, to effect a Subject Transaction, GoAmerica shall promptly notify EarthLink and shall continue to keep EarthLink reasonably informed on a regular basis of the substance of the discussions, the progress being made with respect to the transaction that is the subject of the discussions, the material commercial terms of the subject transaction and other such information reasonably related to the discussions (an "Offer Notice").

     7.2 If GoAmerica receives an offer from a third party, whether that offer was solicited by GoAmerica or not, and whether or not GoAmerica has provided a notice pursuant to Section 7.1, then at such time, if any, as GoAmerica believes that the transaction subject to the offer will become subject to a definitive agreement within the next [**] ([**]) calendar days, GoAmerica shall immediately deliver to EarthLink a written notice describing the form and structure of the possible transaction and the then proposed terms and conditions (including pricing information) for such transaction (also an "Offer Notice").

     7.3 For [**] ([**]) business days following EarthLink's receipt of an Offer Notice (the "EarthLink Offer Period"), GoAmerica may not enter into a definitive agreement with respect to the Offer and must continue to provide information required to be provided pursuant to Sections 7.1 and 7.2.

     7.4 If EarthLink determines to make a counter-offer to the offer described in the Offer Notice, EarthLink may do so prior to the end of the EarthLink Offer Period, by notifying GoAmerica in writing of the terms and conditions of EarthLink's counter offer (the "EarthLink Counter Offer"). GoAmerica shall cause its Board of Directors promptly to convene for the purpose of determining whether to accept or reject the EarthLink Counter Offer. If the GoAmerica Board of Directors, in good faith and after consultation with its professional financial advisors and outside legal counsel, determines that the EarthLink Counter Offer is more favorable to GoAmerica or to its shareholders from a financial perspective than the offer described in the Offer Notice, then GoAmerica will accept the EarthLink Counter Offer and affirmatively reject the third-party offer that is the subject of the Offer Notice, and shall also immediately commence the diligent negotiation and preparation of definitive documents for the


CONFIDENTIAL                           13                  ACQUISITION AGREEMENT
consummation of the EarthLink Counter Offer. If the GoAmerica Board of Directors, in good faith and after consultation with its professional financial advisors and outside legal counsel, determines that the EarthLink Counter Offer is not more favorable to GoAmerica or to its shareholders from a financial perspective than the offer described in the Offer Notice, then GoAmerica shall have no further obligation to EarthLink with respect to this Section 7.

8. TERM AND TERMINATION.

     8.1 Term. This Agreement shall continue until the last date of termination or expiration of any of the other Related Agreements unless terminated in accordance with Section 8.2 herein.

     8.2 Termination. This Agreement may be terminated by either Party at any time in the event of a material breach by the other Party of this Agreement that remains uncured thirty (30) days after the breaching Party's receipt of written notice of the breach. In addition, this Agreement may be immediately terminated by EarthLink for cause, upon written notice to GoAmerica, upon the termination of any of the other Related Agreements (i) by EarthLink due to an uncured material breach by GoAmerica, (ii) by EarthLink upon the occurrence of a Release Condition or (iii) by GoAmerica for convenience.

     8.3 Effects of Expiration or Termination. Except as specifically provided in Section 4 herein, upon the expiration or termination of this Agreement, all rights and obligations of the parties under this Agreement shall terminate, except the rights and obligations under Sections 2.1.4, 2.1.5, 2.1.6, 2.1.8, 2.1.11, 2.1.12, 2.1.14, 2.1.15, 2.1.16, 2.1.17, 2.2.1, 2.2.3, 2.3, 4, 5, 6, 8
and 9 herein shall survive expiration or termination of the Agreement. In addition, EarthLink's rights and GoAmerica's obligations under Section 7 shall continue for a period of one (1) year following the effective date of termination, except in the event of a termination of this Agreement by GoAmerica due to an uncured material breach by EarthLink; provided however, in the event EarthLink terminates the Sales Agent Agreement for convenience Section 7 shall terminate immediately upon the effective date of termination of such Sales Agent Agreement. In addition, upon the termination of this Agreement, the Related Agreements shall automatically and immediately terminate for cause.

9 GENERAL PROVISIONS.

     9.1 Entire Agreement. This Agreement, any exhibits attached hereto and each of the other Related Agreements, constitute the entire understanding and agreement with respect to the subject matter hereof and thereof, and supersede any and all prior understandings and agreements, whether oral or written, between the parties relating to the subject matter hereof and thereof, all of which are merged in this Agreement and the other Related Agreements. The Agreement shall not be revised, amended, or in any way modified except in writing executed by both parties.

     9.2 Waivers. The waiver by any party of any of its rights or breaches of the other party under this Agreement in a particular instance shall not be construed as a waiver of the same or different rights or breaches in subsequent instances. All remedies, rights, undertakings and


CONFIDENTIAL                           14                  ACQUISITION AGREEMENT
obligations hereunder shall be cumulative and none shall operate as a limitation of any other remedy, right, undertaking or obligation thereof. No failure or delay by any party in exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege.

     9.3 Expenses. Each of the parties shall bear all costs, charges and expenses incurred by such party in connection with this Agreement and the consummation of the transactions contemplated herein, except as expressly provided for in this Agreement.

     9.4 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of GoAmerica and EarthLink and each of their respective heirs, representatives, successors, and permitted assigns, in accordance with the terms hereof. This Agreement shall not be assignable by GoAmerica without the prior written consent of EarthLink. This Agreement shall be assignable by EarthLink to any of its affiliates without the prior written consent of GoAmerica.

     9.5 Governing Law. The laws of Delaware shall govern this Agreement without giving effect to applicable conflict of laws provisions. The federal and state courts located in Atlanta, Georgia alone have jurisdiction over all disputes brought by GoAmerica arising out of or related to this Agreement. GoAmerica consents to the personal jurisdiction of such courts sitting in Georgia with respect to such matters, and waives GoAmerica's rights to removal or consent to removal. The federal and state courts located in Newark, New Jersey alone have jurisdiction over all disputes brought by EarthLink arising out of or related to this Agreement. EarthLink consents to the personal jurisdiction of such courts sitting in New Jersey with respect to such matters, and waives EarthLink's rights to removal or consent to removal. In the event any litigation or other proceeding is brought by either party in connection with this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all costs, reasonable attorneys' fees and other reasonable expenses incurred by such prevailing party in such litigation.

     9.6 Severability of Provisions. In the event that any provision of this Agreement is found to be invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

     9.7 Notices. All notices or other communications hereunder shall be in writing and shall be delivered by hand, facsimile or sent, postage prepaid, by registered or certified mail or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile, or, if mailed, five days after mailing (one business day in the case of overnight courier) addressed to the intended recipient as set forth below:


CONFIDENTIAL                           15                  ACQUISITION AGREEMENT

                  If to GoAmerica:          Aaron Dobrinsky
                                            Chairman and CEO
                                            GoAmerica, Inc.
                                            433 Hackensack Avenue
                                            Hackensack, NJ  07601
                                            Fax (201) 527-1772

                  with a copy to:           GoAmerica, Inc.
                                            Attn:  General Counsel
                                            433 Hackensack Avenue
                                            Hackensack, NJ  07601
                                            Fax (201) 527-1081

                  If to EarthLink:          Brent Cobb
                                            Vice President
                                            EarthLink, Inc.
                                            1375 Peachtree Street
                                            Atlanta, GA  30309
                                            Fax (404) 892-7616

                  with copies to:           EarthLink, Inc.
                                            1375 Peachtree Street
                                            Atlanta, GA 30309
                                            Attn: Legal Department
                                            Fax (404) 287-4905

                  and to                    Hunton & Williams
                                            600 Peachtree Street, NE
                                            Bank of America Plaza, Suite 4100
                                            Atlanta, Georgia 30309
                                            Attn: W. Tinley Anderson, III
                                            Fax (404) 888-4190

[Signature Page Follows]


CONFIDENTIAL                           16                  ACQUISITION AGREEMENT

Each of the parties has executed this Agreement as of the Effective Date.

                                        EarthLink, Inc.

                                        By: /s/Brent Cobb
                                            ------------------------------------
                                        Brent Cobb, Vice President

                                        GoAmerica, Inc.

                                        By:/s/Aaron Dobrinsky
                                           -------------------------------------
                                        Name: Aaron Dobrinsky
                                        Title: CEO

                                        GoAmerica Communications Corporation

                                        By:/s/Aaron Dobrinsky
                                           -------------------------------------
                                        Name: Aaron Dobrinsky
                                        Title: CEO


          [Signature Page to EarthLink-GoAmerica Acquisition Agreement]


CONFIDENTIAL                           17                  ACQUISITION AGREEMENT

                                    Exhibit A

                               TRANSFERRED ASSETS

A.   Subscribers.

-----------------------------------------------------------------------------------------
    Subscriber Category        Number of Subscribers as        Applicable Bounty per
                                of the Effective Date           Qualified Subscriber
-----------------------------------------------------------------------------------------
CDPD - [**]                              [**]                          $[**]
-----------------------------------------------------------------------------------------
CDPD [**]                                [**]                          $[**]

([**] Subscribers)
-----------------------------------------------------------------------------------------
[**] - Email & Go.Web                    [**]                          $[**]
-----------------------------------------------------------------------------------------
[**] - Email Only                        [**]                          $[**]
-----------------------------------------------------------------------------------------

For purposes of EarthLink's evaluation of Subscribers and the transfer of Subscribers to EarthLink's systems, EarthLink will separate the Subscribers into 6 sub-categories:

     1.   Roamers (roaming in the last 3 months)
     2.   High-usage subscribers
     3.   [**] laptop subscribers
     4.   Laptop subscribers
     5.   [**] subscribers
     6.   [**] subscribers

B.   [**] Credit.

                                    Exhibit B

                                  FORM DATABASE

------------------------------------------------------------------------------------------------------------------------------
Record Types              Field                      Required/Optional         Notes
==============================================================================================================================
Subscriber Records        Account ID                 Required                  This should be the value of the field which
                                                                               identifies the subscriber record in the old
                                                                               billing system. This will be used for
                                                                               reference and investigative purposes.
                          ----------------------------------------------------------------------------------------------------
                          First Name                 Required                  Subscribers first name
                          ----------------------------------------------------------------------------------------------------
                          Middle Name                Optional                  Subscribers middle name
                          ----------------------------------------------------------------------------------------------------
                          Last Name                  Required                  Subscribers last name
                          ----------------------------------------------------------------------------------------------------
                          Company Name               Optional                  Subscribers company
                          ----------------------------------------------------------------------------------------------------
                          Primary Phone Number       Required                  Subscribers primary phone number. Area code,
                                                                               prefix and suffix
                          ----------------------------------------------------------------------------------------------------
                          Secondary Phone Number     Optional                  Subscribers secondary phone number. Area
                                                                               code, prefix and suffix
                          ----------------------------------------------------------------------------------------------------
                          Fax Phone Number           Optional                  Subscribers fax number. Area code, prefix
                                                                               and suffix
                          ----------------------------------------------------------------------------------------------------
                          Street                     Required                  Subscribers Street address
                          ----------------------------------------------------------------------------------------------------
                          Apt                        Optional                  Subscribers suite/apt or further address
                                                                               information
                          ----------------------------------------------------------------------------------------------------
                          City                       Required                  Subscribers city
                          ----------------------------------------------------------------------------------------------------
                          State                      Required                  Subscribers state
                          ----------------------------------------------------------------------------------------------------
                          Zip Code                   Required                  Subscribers zip code
                          ----------------------------------------------------------------------------------------------------
                          Email Address              Required                  Subscribers E-mail address
                          ----------------------------------------------------------------------------------------------------
                          Platform                   Optional                  Subscribers operating system. Default value
                                                                               is "none". A list of values can be worked
                                                                               out during the migration requirements.
                          ----------------------------------------------------------------------------------------------------
                          Customer Status            Optional                  Subscriber status. (Active, Inactive,
                                                                               Rejected, Suspended, Withhold) Default will
                                                                               be Active.
------------------------------------------------------------------------------------------------------------------------------
Billing Account           Billing Account ID         Required                  This should be the value of the field which
                                                                               identifies the subscriber's billing account
                                                                               record in the old billing system. This will
                                                                               be used for reference and investigative
                                                                               purposes and to link to the contract
                                                                               information.
                          ----------------------------------------------------------------------------------------------------
                          Can Pay For Others         Optional                  Identifies whether this billing account can
                                                                               pay for more than one subscriber. Default is
                                                                               "No".
                          ----------------------------------------------------------------------------------------------------
                          Termination Date           Optional                  Date that the billing account was terminated.
                          ----------------------------------------------------------------------------------------------------
                          Status                     Optional                  Billing account status (Active, Suspended,
                                                                               Rejected, Withhold)
------------------------------------------------------------------------------------------------------------------------------


                                       19

                          ----------------------------------------------------------------------------------------------------
                          Billing Cycle              Required                  Identifies the billing cycle that this
                                                                               Billing Account is processed under. A list of
                                                                               values can be worked out during the migration
                                                                               requirements.
                          ----------------------------------------------------------------------------------------------------
                          Billing Cycle Type         Required                  Identifies whether this Billing Account is
                                                                               processed monthly, quarterly, semi-annually
                                                                               or annually.
                          ----------------------------------------------------------------------------------------------------
                          Currency                   Optional                  Default is USD
                          ----------------------------------------------------------------------------------------------------
                          Payment Method             Required                  Identifies whether this Billing Account is to
                                                                               be handled by as Credit Card or External
                                                                               Billling.
                          ----------------------------------------------------------------------------------------------------
                          Credit Card Number         Required                  If the Payment Method is Credit Card, then a
                                                                               valid credit card number must be supplied.
                          ----------------------------------------------------------------------------------------------------
                          Expiration Date            Required                  If the Payment Method is Credit Card, then a
                                                                               valid expiration date for the credit card
                                                                               must be supplied.
                          ----------------------------------------------------------------------------------------------------
                          Name on Credit Card        Required                  If the Payment Method is Credit Card, then
                                                                               the name associated with the credit card must
                                                                               be supplied.
                          ----------------------------------------------------------------------------------------------------
                          Billing First Name         Required                  If the Payment Method is External Billing,
                                                                               then a Billing First Name must be supplied.
                          ----------------------------------------------------------------------------------------------------
                          Billing Middle Name        Optional                  If the Payment Method is External Billing,
                                                                               then a Billing Middle Name may be supplied.
                          ----------------------------------------------------------------------------------------------------
                          Billing Last Name          Required                  If the Payment Method is External Billing,
                                                                               then a Billing Last Name must be supplied.
                          ----------------------------------------------------------------------------------------------------
                          Billing Company Name       Optional                  If the Payment Method is External Billing,
                                                                               then a Billing Company Name may be supplied.
------------------------------------------------------------------------------------------------------------------------------
Contract/Service Info     Contract ID                Required                  This should be the value of the field which
                                                                               identifies the subscriber's contract account
                                                                               record in the old billing system. This will
                                                                               be used for reference and investigative
                                                                               purposes.
                          ----------------------------------------------------------------------------------------------------
                          Billing Account ID         Required                  This should be the value of the field which
                                                                               identifies the subscriber's billing account
                                                                               record that is linked to this contract. This
                                                                               will be used to tie the contract to the
                                                                               billing account.
                          ----------------------------------------------------------------------------------------------------
                          Begin Date                 Required                  Date the contract started
                          ----------------------------------------------------------------------------------------------------
                          Package ID                 Required                  Identifies the service package which is
                                                                               associated with this contract.
                          ----------------------------------------------------------------------------------------------------
                          End Date                                             Date the contract ended
                          ----------------------------------------------------------------------------------------------------
                          Contract Status            Optional                  Identifies the status of the contract.
                                                                               (Active, Expired, Pending Approval,
                                                                               Suspended, Rejected)
------------------------------------------------------------------------------------------------------------------------------


                                       20

                          ----------------------------------------------------------------------------------------------------
                          Product                    Required                  Identifies the service product which is
                                                                               associated with this contract.
                          ----------------------------------------------------------------------------------------------------
                          Primary Use Zip            Required                  The primary use zip code
                          ----------------------------------------------------------------------------------------------------
                          Network                    Required                  Identifies if CDPD or CDMA
                          ----------------------------------------------------------------------------------------------------
                          EID                        Required                  EID
                          ----------------------------------------------------------------------------------------------------
                          IP Address                 Required                  IP Address
                          ----------------------------------------------------------------------------------------------------
                          Carrier                    Required                  Identifies the carrier of the wireless service
                          ----------------------------------------------------------------------------------------------------
                          Side Preference            Optional                  Modem side preference
                          ----------------------------------------------------------------------------------------------------
                          PDA Type                   Required                  Type of PDA device.  A list of values can be
                                                                               worked out during the migration requirements.
                          ----------------------------------------------------------------------------------------------------
                          Modem Model                Optional                  Modem model
                          ----------------------------------------------------------------------------------------------------
                          User ID                    Required                  User's userid
                          ----------------------------------------------------------------------------------------------------
                          Password                   Required                  User's password
------------------------------------------------------------------------------------------------------------------------------


                                       21